Fees Summary	May 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 146,390,400.00
Previously Paid Amount	0.00
Total Fee Amount	22,412.37
Total Offset Amount	0.00
Net Fee	$ 22,412.37
Final Prospectus	false